ADDENDUM TO LEASE


THIS ADDENDUM, made and executed this 15th day of May, 1979, by and between Orville E. Crowley and John E. Trabert, hereinafter referred to as the "Landlord", and West Des Moines State Bank, hereinafter referred to as the "Tenant";

WHEREAS, the Tenant and Investors Equity of Iowa, Inc., entered into a lease on the 9th day of September, 1971 relating to certain office space in the West Bank Building, which lease was thereafter assigned to Landlord; and

WHEREAS, Article XXVII of that Lease gave Tenant a first refusal option to lease any other vacant space in that building; and

WHEREAS, the parties desire to clarify the meaning of the term "vacant" as used within said Article XXVIII of said Lease;

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and for other good and valuable consideration, the parties mutually agree as follows:

1. For purposes of the lease referred to above, the term "vacant" refers to available space within the building which is not occupied by any tenants or by the Landlord. The term "vacant" does not include expirations of current leases with tenants where the Landlord and any such tenant desire to renew their lease on such terms and conditions as the parties may agree to.

IN WITNESS WHEREOF, the parties have signed this agreement on the date and year first above written.

                                    WEST DES MOINES STATE BANK


Orville E. Crowley                  By:  /s/ O. Lee Minear
                                    ---------------------------------

/s/ John E. Trabert                 /s/ Joyce A. Chapman
-----------------------------       ---------------------------------
John E. Trabert                     Vice President Cashier

LANDLORD                   TENANT

STATE OF IOWA      )
                   )  SS:
COUNTY OF POLK     )


On this 15th day of May, 1979 before me, the undersigned, a Notary Public in and for said County and State, personally appeared Orville E. Crowley and John E. Trabert, to me known to be the identical persons named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

                              /s/ Margery L. Welch
                              ----------------------------------------------
                              Notary Public in State of Iowa

STATE OF IOWA      )
                   )  SS:
COUNTY OF POLK     )


On this 15th day of May, 1979, before me, the undersigned, a Notary Public in and for said County and said State, personally appeared O. Lee Minear and Joyce
A. Chapman to me personally known, who, being by me duly sworn, did say that they are the Senior Vice President and Vice President - Cashier, respectively, of said corporation; that (no seal has been procured by the said) corporation; that said instrument was (the seal affixed thereto is the seal of said) signed (and sealed) on behalf of said corporation by authority of its Board of Directors; and that the said O. Lee Minear and Joyce A. Chapman as such officers, acknowledged the execution of said instrument to be the voluntary act and deed of said corporation, by it and by them involuntarily executed.

                                  /s/
                                  ---------------------------------------------
                                  Notary Public in State of Iowa